SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported September 30, 2005)

NOMURA ASSET ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement,

dated as of September 1, 2005, providing for the issuance of

Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR5, Mortgage Pass-Through Certificates)

NOMURA ASSET ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-126812	13-3672336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On September 30, 2005, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR5, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Nomura Asset Acceptance Corporation, as depositor (the “Depositor”), Nomura Credit & Capital, Inc., as seller (the “Seller”), GMAC Mortgage Corporation as the servicer (the “Servicer”), Wells Fargo Bank, N.A., as securities administrator (“Securities Administrator”) and master servicer (“Master Servicer”) and HSBC Bank USA, National Association, as trustee (the “Trustee”). The Certificates consist of sixteen (16) classes of certificates, designated as the “Class I-A-1 Certificates”, “Class I-A-2 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class III-A-1 Certificates”, “Class III-A-2 Certificates”, “Class III-A-3 Certificates”, “Class III-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class X Certificates”, “Class P Certificates” and “Class R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting of a pool of mortgage loans (the “Mortgage Pool’”) of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $545,195,121 as of September 1, 2005. The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 30, 2005, between Seller and Depositor. The Class I-A-1 Certificates, Class I-A-2 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class III-A-1 Certificates, Class III-A-2 Certificates, Class III-A-3 Certificates, Class III-A-4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates were sold by the Depositor to Nomura Securities International, Inc. (the “Underwriter”) pursuant to the Underwriting Agreement, dated February 26, 2004, between the Depositor and the Underwriter, and the Terms Agreement, dated September 29, 2005, between the Depositor and the Underwriter.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
I-A-1	$37,843,000	Variable
I-A-2	$4,322,000	Variable
II-A-1	$80,750,000	Variable
II-A-2	$14,251,000	Variable
III-A-1	$100,000,000	Floating
III-A-2	$191,735,000	Floating
III-A-3	$23,969,000	Floating
III-A-4	$35,079,000	Floating
M-1	$29,713,000	Floating
M-2	$8,996,000	Floating
M-3	$6,815,000	Floating
M-4	$3,271,000	Floating
M-5	$4,307,000	Floating

(1)	Approximate.

The Certificates, other than the Class X, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 29, 2005 (the “Prospectus Supplement”), and the Prospectus, dated September 27, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class X, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Seller, GMAC Mortgage Corporation, as Servicer, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-AR5 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 14, 2005

NOMURA ASSET ACCEPTANCE CORPORATION

By:	/s/ John P. Graham
Name:	John P. Graham
Title:	President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Seller, GMAC Mortgage Corporation, as Servicer, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-AR5 Certificates.	7